UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 14, 2006

IDAHO GENERAL MINES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Idaho

(State or Other Jurisdiction of Incorporation)

                     000-50539                                                                              91-0232000

           (Commission File Number)                                                      (IRS Employer Identification No.)

         10 N. Post St., Suite 610, Spokane, WA                                                   99201

             (Address of Principal Executive Offices)                                                 (Zip Code)

 (509) 838-1213

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On August 14, 2006, Idaho General Mines, Inc. (the “Company”) issued a press release announcing that the Company’s common stock had been approved for listing on the American Stock Exchange (“AMEX”). Trading of the Company's common stock under the symbol “GMO” is expected to commence on AMEX on Wednesday, August 16, 2006. The AMEX approval is contingent upon the Company being in compliance with all applicable listing standards on the date it begins trading on AMEX.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number 99.1	Description Copy of Press Release issued August 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDAHO GENERAL MINES, INC.

(Registrant)

Date:  August 14, 2006

By:   /s/ Robert L. Russell

Robert L. Russell

President and Chief Executive Officer